UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2016

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 600
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification to Rights of Security Holders.
On December 21, 2016, CTI BioPharma Corp. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Washington to implement the Company’s 1-for-10 reverse stock split announced on December 9, 2016 (the “Reverse Stock Split”). The Articles of Amendment will become effective on January 1, 2017. It is anticipated that the Reverse Stock Split will become effective on or about January 1, 2017 (the “Effective Date”).
As a result of the Articles of Amendment, on the Effective Date the Company’s total number of authorized shares will be decreased from 415,333,333 shares to 41,533,333 shares; the Company’s total number of authorized shares of common stock, no par value per share (the “Common Stock”), will be decreased from 415,000,000 shares of Common Stock to 41,500,000 shares of Common Stock; and the Company’s total number of authorized shares of preferred stock, no par value per share (the “Preferred Stock”), will be decreased from 333,333 shares of Preferred Stock to 33,333 shares of Preferred Stock.
As a result of the Reverse Stock Split, every ten shares of Common Stock that were held as of the Effective Date (the “Old Shares”) will be converted into one share of Common Stock (the “New Shares”). No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Each holder of Common Stock who, as a result of the Reverse Stock Split, would otherwise have been entitled to a fraction of a share of Common Stock will be paid cash equal to such fraction times the closing price of the Common Stock as reported on The NASDAQ Capital Market on the trading day immediately preceding the Effective Date. Shortly after the Effective Date, shareholders will receive instructions regarding the method of exchanging stock certificates representing the Old Shares for New Shares from the Company’s transfer agent. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 21, 2016, the Company filed the Articles of Amendment with the Secretary of State of the State of Washington, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Articles of Amendment, which will become effective on January 1, 2017, implement the Reverse Stock Split. The descriptions of the Articles of Amendment and Reverse Stock Split contained in Item 3.03 are incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
The information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing or document, except to the extent expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”
The Common Stock is quoted on The NASDAQ Capital Market under the symbol “CTIC” and on the Mercato Telematico Azionario stock market (the “MTA”) in Italy under the symbol “CTIC.” The Common Stock is scheduled to begin trading on a split-adjusted basis on the MTA in Italy on January 2, 2017 and on The NASDAQ Capital Market in the United States on January 3, 2017. The Company’s trading symbol on The NASDAQ Capital Market and the MTA will not change due to the Reverse Stock Split.
On December 21, 2016, the Company issued a press release in Italy regarding the Articles of Amendment and the Reverse Stock Split. A copy of the English translation of the press release, entitled “CTI BioPharma Files Amendment to Articles of Incorporation” is furnished as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the planned effectiveness of the reverse split of the Company’s Common Stock and the dates on which the shares of Common Stock will begin trading on The NASDAQ Capital Market and the MTA. Forward-looking statements involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of the Company’s securities. Specifically, the risks and uncertainties that could affect the Company include risks associated with preclinical and clinical developments in the biopharmaceutical industry, including, without limitation, that the Company may experience continued delays in the regulatory approval process of its products, the Company’s ability to continue to raise capital as needed to fund its operations, that the reverse stock split may not increase the per-share-trading price of the Common Stock to regain compliance with the requirements for continued listing on The NASDAQ Capital Market, that the reverse stock split may not become effective on or about January 1, 2017, competitive factors, technological developments, costs of developing, producing and selling the Company’s product candidates, and the risk factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s most recent filings on Forms 10-K, 10-Q and 8-K. Except as may be required by law, the Company does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Location

3.1	Amendment to Amended and Restated Articles of Incorporation of CTI BioPharma Corp.	Furnished herewith.
99.1	English translation of the Press Release, dated December 21, 2016, entitled “CTI BioPharma Files Amendment to Articles of Incorporation.”	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.

Date: December 21, 2016	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

3.1	Amendment to Amended and Restated Articles of Incorporation of CTI BioPharma Corp.	Furnished herewith.
99.1	English translation of the Press Release, dated December 21, 2016, entitled “CTI BioPharma Files Amendment to Articles of Incorporation.”	Furnished herewith.